UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2015

AUDIOEYE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-17743	20-2939845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5210 E. Williams Circle, Suite 500 Tucson, Arizona (Address of Principal Executive Office)	85711 (Zip Code)

Registrant’s telephone number, including area code: (866) 331-5324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition

On January 12, 2015, AudioEye, Inc. issued a corrected press release announcing its preliminary results of operations for its fourth quarter and year ended December 31, 2014.  A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits.

(99.1)     Press release of AudioEye, Inc. issued January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIOEYE, INC.

/s/ Nathaniel T. Bradley
Date: January 12, 2015	Nathaniel T. Bradley
President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release